SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                                 VETANOVA, INC.
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
                   -----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            ----------------------------------------------------------------
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

                                 VETANOVA, INC.
                               335 A Josephine St.
                                Denver, CO 80206
                                 (303) 248-6883

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2022

To the Shareholders:

     Notice is hereby given that the special meeting of the shareholders of VetaNova, Inc. (the "Company") will be held at 335 A Josephine St., Denver, CO 80206, on May 24, 2022 at 10:00 a.m. local time, for the following purposes:

     o subject to the determination of the Company's directors that a reverse split would be in the best interest of the Company's shareholders, to approve a reverse split of the Company's common stock on a 60-for-1 basis. The Board of Directors may elect not to proceed with the reverse stock split without further action by the shareholders;

     to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     April 29, 2022 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of April 29, 2022, there were 423,100,053 outstanding shares of the Company's common stock.

                                       VETANOVA, INC.

May 3, 2022                            John McKowen, Chief Executive Officer

The Board of Directors solicits the enclosed proxy. Your vote is important no matter how large or small your holdings. To assure your representation at the meeting, please vote promptly.

 ------------------------------------------------------------------------------
          If you need additional copies of this Proxy Statement or the
         Proxy Card, or if you have other questions about the proposal or how to vote your shares, you may contact:

                                 John McKowen
                              335 A Josephine St.
                               Denver, CO 80206
                                jon@vtanva.com
                                (303) 248-6883

 ------------------------------------------------------------------------------

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD,
      AND SIGN, DATE AND RETURN THE PROXY CARD TO SAVE THE COST OF FURTHER
                                  SOLICITATION.
                              PLEASE VOTE PROMPTLY


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

                                 VETANOVA, INC.
                               335 A Josephine St.
                                Denver, CO 80206
                                 (303) 248-6883

                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on May 24, 2022, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company's website on or about May 2, 2022.

     There is one class of capital stock outstanding. Provided a quorum consisting of a majority of the shares entitled to vote is present at the meeting. The proposal to come before the meeting will be adopted if votes cast in favor of the proposal exceed the votes cast against the proposal.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

                             PRINCIPAL SHAREHOLDERS

     The following table lists, as of April 29, 2022, information with respect to the persons owning beneficially 5% or more of the Company's outstanding common stock and the number and percentage of outstanding shares owned by each director and officer of the Company and by the officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his or her shares of common stock.

  Name                              Shares                      Percent of
and Address                         Owned                    Outstanding Shares
------------                       -------                   ------------------
John R. McKowen                   88,107,690                        20.65%
335 A Josephine St.
Denver, Colorado 80206

GrowCo Partners 1, LLC            70,000,000 (1)                    16.41%
335 A Josephine Street
Denver, CO

VitaNova Partners, LLC           107,581,262 (1) (2)                25.20%
335 A Josephine Street
Denver, CO 80206



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

  Name                              Shares                      Percent of
and Address                         Owned                    Outstanding Shares
------------                       -------                   ------------------

GrowCo Partners 2, LLC           20,000,000 (1)                     4.69%
335 A Josephine Street
Denver, CO

GrowCo Inc.                       5,000,000 (1)                     1.17%
335 A Josephine Street
Denver, CO

Prasil Family Matters, LLC       39,137,327                         9.17%
7275 N. Scottsdale Road
Paradise Valley, AZ 85253

Jon D. & Linda W. Gruber Trust   36,650,603                         8.59%
300 Tamal Plaza, Ste 280
Corte Madera, CA 94925
I. Wistar Morris                 19,998,386                          5.7%
19 Pond Lane

All officers and directors
     as a group (one person)    290,688,952                         68.8%

(1) This entity is controlled by Mr. McKowen.


o Includes shares issuable prior to December 31, 2022 upon the exercise of options or warrants held by:

                                              Options or Warrants
                                                   Exercisable
                 Name                      Prior to December 31, 2022
         -----------------------           ---------------------------

          VitaNova Partners, LLC                55,312,837
          335 A Josephine Street
          Denver, CO 80206

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

                       PROPOSAL TO APPROVE A REVERSE SPLIT
                          OF THE COMPANY'S COMMON STOCK

     Stockholders are being requested to give the Company's Board of Directors the authorization to reverse split the outstanding shares of the Company's common stock on a 60-for-1 basis. The Company's Board of Directors reserves the right, even after stockholder approval, to forego the reverse stock split if it determines such action is not in the Company's best interests or the best interests of the Company's shareholders. If the Board of Directors does not promptly proceed with the reverse split, shareholder approval for authorization to reverse split the Company's common stock will expire on December 31, 2022. If the reverse split is abandoned, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

     The Company's Board of Directors has not made any determination as to whether it will actually proceed with a reverse split of the Company's common stock; it is only seeking shareholders' approval for such a step at this time. The Company's Board of Directors believes that, it would be in the best interests of the Company's shareholders to adopt a proposal that allows the Board of Directors to determine whether or not to proceed with a reverse stock split.

     As of April 29, 2022, the Company:

     (1)  was authorized to issue 500,000,000 shares of common stock;

     (2)  had 426,100,053 outstanding shares of common stock;

     (3) had outstanding warrants which would allow the holders to acquire 59,997,773 shares of common stock; and

     (4) had outstanding convertible notes which would require the Company to issue 39,303,421 shares of common stock if all of the notes were converted into shares of common stock.

     If all outstanding warrants were exercised and all convertibles notes were converted into shares of the Company's common stock the Company would not have enough authorized but unissued shares to issue to the holders of the Company's warrants and convertible notes.

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

     The reverse split, if adopted, would not change the number of shares of common stock which the Company is authorized to issue. However, a reverse split would reduce the number of the Company's outstanding shares, which would enable the Company to issue more shares than it would be able to issue if the reverse split was not adopted.

     If the reverse split is adopted, the Company:

     (5)  would still be authorized to issue 500,000,000 shares of common stock;

     (6)  would have 7,109,738 outstanding shares of common stock;

     (7) would have outstanding warrants which will allow the holders to acquire 999,963 shares of common stock; and

     (8) would have outstanding convertible notes which will require the Company to issue 655,057 shares of common stock if all of the notes were converted into shares of common stock.

     Fractional shares will be issued if the reverse stock split is approved.

     At  the  present   time,   the   Company's   common  stock  trades  on  the
over-the-counter market system maintained by the OTC Markets Group.

     The reverse stock split would not eliminate any shareholders, since according to the Company's transfer agent, no shareholder owns less than 100 shares.

     The Company has no plans to terminate the registration of its common stock under the Securities Exchange Act of 1934 as a result of the reverse stock split.

     Accordingly, stockholders are being requested to approve a 1-for-60 reverse split of the outstanding shares of the Company's common stock.

     The Company's Board of Directors recommends that stockholders vote for this proposal.


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

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the year ending December 31, 2021 is available at http://www.sec.gov/edgar/browse/?CIK=1280396&owner=exclude.

                                     GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter or telephone. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

     The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

     Directions to the special meeting can be obtained from Google maps.




       Please complete, sign and return the attached proxy card promptly.





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















  VetaNova Defin. Proxy FINAL 5-3-22

                                        7
                                      PROXY
                                 VETANOVA, INC.
                This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of VetaNova, Inc. acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held May 24, 2022, at 10:00 a.m. local time, at 335 A Josephine St., Denver, CO 80206, and hereby appoints John McKowen with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

The Board of Directors recommends you vote FOR the following proposal;

    (1) Subject to the determination of the Company's directors that a reverse split would be in the best interest of the Company's shareholders, to approve a 60-for-1 reverse split of the Company's common stock.

               [ ]  FOR       [ ] AGAINST      [ ]  ABSTAIN

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                           Dated this ___ day of _______ 2022.

                                           ___________________________________
                                                     (Signature)


                                           ___________________________________
                                                     (Signature)

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                   Send the proxy by regular mail or email to:

                                 VetaNova, Inc.
                               Attn: John McKowen
                               335 A Josephine St.
                                Denver, CO 80206
                                 (303) 248-6883
                             Email: john@vtanva.com